Schedule C FORM OF SPONSOR VOTING AGREEMENT This VOTING AGREEMENT (“Agreement”) is dated as of January 10, 2023, by and among Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Wejo”), TKB Sponsor I, LLC, a Delaware limited liability company (“Sponsor”) and the Persons identified on Schedule I attached hereto (together with the Sponsor, each a “Shareholder” and collectively, the “Shareholders”). W I T N E S S E T H: WHEREAS, as of the date hereof, the Shareholders are the beneficial owners (as defined in Rule 13d-3 and 13d-5(b)(1) of the Exchange Act, which meaning will apply for all purposes of this Agreement whenever the term “beneficial” or “beneficially” is used) of the number of Class B Shares and TKB Private Warrants set forth opposite such Shareholder’s name in Schedule I hereto (collectively, the “Subject Securities”); WHEREAS, concurrently with the execution and delivery of this Agreement, TKB Critical Technologies 1, an exempted company incorporated under the laws of the Cayman Islands (“TKB”), Wejo and the other parties thereto entered into that certain Business Combination Agreement (“Business Combination Agreement”), pursuant to which, (a) at the TKB Effective Time, Merger Sub 1 will, subject to the terms and conditions set forth in the Business Combination Agreement, merge with and into TKB with TKB surviving such merger (“TKB Merger”), so that immediately following the TKB Merger, TKB will be a wholly owned subsidiary of Holdco and (b) at the Wejo Effective Time, Merger Sub 2 will, subject to the terms and conditions set forth in the Business Combination Agreement, merge with and into Wejo with Wejo surviving such merger (“Wejo Merger”), so that immediately following the Wejo Merger, Wejo will be a wholly owned subsidiary of Holdco; WHEREAS, the TKB Shareholder Approval will be required to approve the TKB Merger and the other transactions contemplated by the Business Combination Agreement as a condition to the TKB Merger being consummated; and WHEREAS, as an inducement to Wejo’s willingness to enter into the Business Combination Agreement, the Shareholders are entering into this Agreement. NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties agree as follows: ARTICLE I DEFINITIONS Section 1.1 Capitalized Terms. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Business Combination Agreement.

2 ARTICLE II VOTING AGREEMENT AND IRREVOCABLE PROXY Section 2.1 Agreement to Vote the Subject Securities During the Voting Period. (a) Each Shareholder hereby irrevocably and unconditionally agrees that, during the period from the date hereof through the termination of this Agreement pursuant to Section 6.1 (the “Voting Period”), at the TKB Shareholders’ Meeting or any other duly called meeting of the shareholders of TKB (or any adjournment, reconvening or postponement thereof), and in any action by written consent of the shareholders of TKB in lieu of such a meeting, it shall, and shall cause any other holder of record of the Subject Securities to, if such a meeting is held, attend such meeting, in person or by proxy, or otherwise cause its Subject Securities to be counted as present thereat for purposes of establishing a quorum, and it shall vote or consent (or cause to be voted or consented), in person or by proxy, all of its Subject Securities: (i) in favor of the Extension; (ii) in favor of a proposal to approve the adoption and approval of the Business Combination Agreement, the TKB Plan of Merger and the TKB Merger and the other transactions contemplated by the Business Combination Agreement; (iii) in favor of any other matters that would reasonably be expected to facilitate the consummation of the TKB Merger and the other transactions contemplated by the Business Combination Agreement, including any proposal to adjourn or postpone such meeting of the shareholders of TKB to a later date if there are not sufficient votes to approve the proposals referred to in Section 2.1(a)(ii); provided, however, that the foregoing shall not require any Shareholder to vote in favor of any waiver, modification or amendment to the terms of the Business Combination Agreement, or any other agreement or arrangement that would have the effect of waiving, amending or modifying the Business Combination Agreement, that would be less favorable in any material respect to such Shareholder than the Business Combination Agreement as in effect on the date hereof; (iv) against any TKB Acquisition Proposal; and (v) against any amendments to the TKB Organizational Documents (other than as may be provided for in the Business Combination Agreement or as may be required to effect the TKB Merger or the other transactions contemplated by the Business Combination Agreement) or other proposal or transaction involving TKB, that would reasonably be expected to (A) impede, frustrate, interfere with, delay, postpone or materially adversely affect in any manner the TKB Merger or the other transactions contemplated by the Business Combination Agreement, (B) change, in any manner, the voting rights of any class of share capital of TKB, (C) result in any condition to the consummation of the TKB Merger set forth in Article VI of the Business Combination Agreement not being fulfilled or (D) result in a breach of any covenant, representation or warranty or other obligation or agreement of TKB under the Business Combination Agreement or any Shareholder under this Agreement in any material respect. No

3 Shareholder shall commit or agree to take any action inconsistent with the foregoing that would be effective prior to the expiry of the Voting Period. (b) For the avoidance of doubt, except as explicitly set forth in this Section 2.1, nothing in this Agreement shall limit the right of the Shareholders to vote in favor of, against or abstain with respect to any other matters presented to the shareholders of TKB. Nothing in this Agreement shall obligate the Shareholders to exercise any option or any other right to acquire any TKB Shares. (c) Each Shareholder hereby covenants and agrees that it shall not enter into any agreement or undertaking, and shall not commit or agree to take any action that would restrict or interfere with its obligations pursuant to this Agreement. (d) Each Shareholder irrevocably and unconditionally agrees not to redeem any of its, his or her TKB Shares in connection with the TKB Merger or the Extension. Section 2.2 Grant of Irrevocable Proxy. (a) In furtherance of Section 2.1(a), subject to Section 2.2(b) and the proviso set forth below, each Shareholder hereby irrevocably grants to, constitutes and appoints Wejo and up to two (2) of Wejo’s designated representatives (each such proxy and attorney-in-fact and “Authorized Party” and together, the “Authorized Parties”), and each of them individually, as the Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution) for and in the name, place and stead of such Shareholder, to attend at the TKB Shareholders’ Meeting or any other duly called meeting of the shareholders of TKB (or any adjournment, recess, reconvening or postponement thereof) and to vote the Subject Securities at the TKB Shareholders’ Meeting or any other duly called meeting of the shareholders of TKB (or any adjournment, recess, reconvening or postponement thereof) or in any action by written consent of the shareholders of TKB in lieu of such a meeting, in each case, during the Voting Period, and solely on the matters and in the manner specified in Section 2.1(a) (the “Proxy” and the “Power of Attorney”, respectively). For the avoidance of doubt, the Proxy shall be effective for all actions by written consent of the shareholders of TKB during the Voting Period with respect to the matters set forth in Section 2.1(a). (b) It is hereby agreed that the Authorized Parties will use any Proxy and Power of Attorney granted by such Shareholder in accordance with applicable Law in all material respects and will only vote the Subject Securities subject to such Proxy of Attorney with respect to the matters and in the manner specified in Section 2.1(a). Subject to the foregoing sentence, following the grant of the Proxy of Attorney pursuant to Section 2.2(a), the vote of an Authorized Party shall control in any conflict between the vote by an Authorized Party of such Subject Securities and any other vote by such Shareholder of its Subject Securities during the Voting Period and such Shareholder hereby ratifies and confirms all that the Authorized Persons shall do or cause to be done by virtue hereof. (c) Each Shareholder hereby affirms that the Proxy and Power of Attorney granted pursuant to this Section 2.1(d) are given in connection with, and in consideration of, the

4 execution of the Business Combination Agreement by Wejo, and given to secure the performance of the Shareholder’s duties under this Agreement. (d) The Proxy and Power of Attorney granted pursuant to this Section 2.1(d) by the Shareholders shall be irrevocable, shall be deemed to be coupled with an interest sufficient in Law to support an irrevocable proxy and power of attorney and shall revoke any and all prior proxies and powers of attorney granted by the Shareholders to the extent inconsistent with the Proxy and Power of Attorney granted pursuant to this Agreement. This Agreement is intended to take effect as deed for the purposes of the laws of the Cayman Islands even if the parties may only execute under hand. Any Proxy and Power of Attorney granted hereunder shall automatically terminate, and any underlying appointment shall automatically be revoked and rescinded and of no force and effect, upon the termination of this Agreement in accordance with its terms. (e) Each Shareholder hereby further agrees that it will not intentionally take any action or fail to take any action with the purpose of causing Wejo to fail to recognize the Proxy and Power of Attorney at the TKB Shareholders’ Meeting or any other duly called meeting of the shareholders of TKB. (f) Each Shareholder shall take further action or execute such other instruments as may be necessary to effectuate the intent of the Proxy and Power of Attorney. Section 2.3 Waiver of Anti-Dilution Provision. Subject to and contingent upon the consummation of the TKB Merger, each Shareholder hereby waives (for itself, for its successors, heirs and assigns), and agrees not to exercise, assert or claim, to the fullest extent permitted by law and the amended and restated memorandum and articles of association of TKB (as may be amended from time to time, the “Articles”), the provisions of Section 17 of the Articles to have the TKB Class B Shares convert to TKB Class A Shares at a ratio of greater than one-for-one. The waiver specified in this Section 2.3 shall be applicable only in connection with the transactions contemplated by the Business Combination Agreement and this Agreement (and any shares of TKB Class A Shares or equity-linked securities issued in connection with the transactions contemplated by the Business Combination Agreement and this Agreement) and shall be void and of no force and effect if the Business Combination Agreement shall be terminated for any reason. Section 2.4 Sponsor Forfeiture. Immediately prior to, and subject to the Closing, Sponsor shall irrevocably forfeit and surrender for no consideration and without any further action of any party up to an aggregate amount equal to 1,725,000 TKB Class B Shares and 3,225,000 TKB Private Warrants, which shall be inclusive of any TKB Class B Shares and TKB Private Warrants that Sponsor has agreed to forfeit in favor of the Forward Purchasers pursuant to those certain subscription agreements executed between Sponsor and the Forward Purchasers prior to the date hereof (the “Sponsor Inducement Securities”), as Sponsor may determine in its sole discretion, in order to secure (a) the financing commitments referred to in Section 5.19 of the Business Combination Agreement and (b) private investments in public equity of TKB; provided that with respect to any Sponsor Inducement Securities that are not forfeited by Sponsor at or prior to the Closing, Sponsor shall irrevocably forfeit and surrender for no consideration and without any further action of any party for the benefit of Wejo an aggregate amount equal to 50% of such non-forfeited Sponsor Inducement Securities effective immediately upon Closing.

5 ARTICLE III COVENANTS Section 3.1 Subject Securities. (a) Each Shareholder hereby irrevocably and unconditionally agrees that during the Voting Period it shall not, without Wejo’s prior written consent, directly or indirectly (i) (A) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, hypothecate, loan, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) (collectively, a “Transfer”), or enter into any contract, option, derivative, forward sale, hedging or similar transaction by which any economic risks or rewards or ownership of, or voting rights with respect to Subject Securities are Transferred or affected, or other agreement or arrangement or understanding (including any profit- or loss-sharing arrangement) with respect to or related to any or all of the Subject Securities or (B) consent to or approve any of the foregoing in this clause (i), or (ii) grant any proxies or powers of attorney with respect to, or deposit into a voting trust or enter into a voting arrangement, whether by proxy, voting agreement or otherwise with respect to, or related to any or all of the Subject Securities or agree, commit or enter into any understanding to enter into any such voting trust, voting arrangement, proxy or voting agreement, or (iii) permit to exist any Lien with respect to any or all of the Subject Securities other than those created by this Agreement; provided, that (1) each Shareholder may Transfer any of its Subject Securities or any interest contained therein to any of its Affiliates, (2) Sponsor may Transfer any of its Subject Securities pursuant to the terms of the subscription agreements executed between Sponsor and the Forward Purchasers and the assignment and assumption agreement between Sponsor and Wejo Group Limited dated January 5, 2023, and (3) Sponsor may Transfer its Subject Securities pursuant to Section 2.4; provided, however, that (x) the effectiveness of any such Transfer pursuant to the preceding numeral (1) shall be conditioned on the transferee agreeing in writing (in form and substance reasonably acceptable to Wejo) to assume all of the obligations of a Shareholder hereunder and to be bound by the provisions of this Agreement and (y) any such Transfer pursuant to the preceding numeral (1) shall not relieve such Shareholder from any liability or obligations hereunder. Any Transfer in violation of this Section 3.1(a) with respect to a Shareholder’s Subject Securities shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in a Shareholder. (b) If any involuntary Transfer of the Subject Securities occurs (including a sale by a Shareholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Subject Securities subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect in accordance with the terms and conditions hereof until the expiry of the Voting Period. (c) In the event of an issue of bonus shares, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction, or other receipt of TKB Shares, the term “Subject Securities” shall be deemed to refer to and include the Subject Securities initially subject to this Agreement as well as all such additional TKB Shares acquired

6 or received by the Shareholder in connection with any share dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction referred to above and any securities into which or for which any or all of the Subject Securities may be changed or exchanged or which are received in such transaction or otherwise acquired or received. (d) Each Shareholder agrees, during the Voting Period, to notify Wejo in writing of the number of any new TKB Shares or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in ARTICLE II acquired or otherwise obtained by such Shareholder, if any, from and after the date hereof, as soon as reasonably practicable after acquiring or otherwise obtaining such new TKB Shares. Section 3.2 Non-Solicitation. During the Voting Period, each Shareholder shall, and shall cause its Representatives to, comply with the covenants set forth in Section 5.7(a) of the Business Combination Agreement (subject to any exceptions therein) applicable to TKB as if such covenants were applicable to the Shareholder, mutatis mutandis. For the avoidance of doubt, in no event shall a Shareholder be liable for the termination fees provided for under Section 7.2(c) of the Business Combination Agreement, or any other amounts payable pursuant to the Business Combination Agreement. Section 3.3 Shareholder’s Capacity. All agreements and understandings made herein shall be made solely in each Shareholder’s capacity as a holder of the Subject Securities and not in any other capacity. Nothing contained in this Agreement shall prevent, limit or affect a Shareholder or any Person affiliated with such Shareholder, as applicable, from exercising his or her fiduciary duties as a director or officer of TKB pursuant to applicable Law to the extent permitted under the Business Combination Agreement, and the restrictions set forth in this Agreement shall only apply to a Shareholder in his, her or its capacity as a shareholder of TKB. Section 3.4 Waiver of Appraisal and Dissenters Rights. Each Shareholder (a) hereby irrevocably and unconditionally waives, and agrees to prevent the exercise of, any and all rights to require appraisal of the Subject Securities pursuant to Section 238 of the Cayman Companies Act or otherwise to dissent from the transactions contemplated by the Business Combination Agreement, including the TKB Merger, and (b) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against Wejo, Merger Sub 1, Merger Sub 2, TKB or any of their respective successors (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (ii) alleging breach of fiduciary duty of any Person in connection with the negotiation and entry into the Business Combination Agreement or any other Transaction Agreement. Section 3.5 Further Assurances. Each Shareholder shall, from time to time, at the written request of Wejo, perform or cause to be performed such further acts and to execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as are reasonably necessary or appropriate to vest in Wejo the power to carry out and give effect to the provisions of this Agreement.

7 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS Each Shareholder (solely with respect to itself, himself or herself and not with respect to any other Shareholder) hereby represents and warrants to Wejo as follows: Section 4.1 Due Organization and Authorization. If a Shareholder is a corporation, partnership, limited liability company, limited liability partnership, syndicate, trust, association, organization or other entity, (a) it is duly organized, validly existing, and to the extent applicable, in good standing under the laws of the jurisdiction of its organization, (b) such Shareholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and (c) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by such Shareholder have been duly authorized by all necessary action on the part of such Shareholder. If a Shareholder is an individual, such Shareholder has the requisite legal capacity, right and authority to execute, deliver and perform such Shareholder obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery by Wejo, constitutes a valid and binding obligation of such Shareholder, enforceable against it in accordance with its terms, except to the extent enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity. Section 4.2 Ownership of Shares. Schedule I hereto sets forth opposite the each Shareholder’s name the number of Subject Securities over which such Shareholder has legal and beneficial ownership as of the date hereof. As of the date hereof, such Shareholder is the lawful owner of the Subject Securities denoted as being legally and beneficially owned by such Shareholder and has the sole power to vote or cause to be voted such Subject Securities. Except as set forth on Schedule 4.2 hereto, as of the date hereof, such Shareholder does not own or hold any right to acquire any additional shares of any class of share capital of TKB or other securities of TKB or any interest therein or any voting rights with respect to any securities of TKB other than the Subject Securities. The Shareholder has good and valid title to the Subject Securities denoted as being legally and beneficially owned by such Shareholder on Schedule I, free and clear of any and all Liens of any nature or kind whatsoever, other than (a) those created by this Agreement, or (b) those imposed under applicable securities Law. Such Shareholder has the sole right to dispose of the Subject Securities with no restrictions, subject to the provisions of the agreement entered into by and between TKB, Sponsor and certain officers and directors of TKB, dated as of October 26, 2021, relating to the underwriting of TKB’s initial public offering, its organizational documents and applicable securities laws on its rights of disposition of the Subject Securities. As of the date of this Agreement, except as contemplated by this Agreement and except as set forth in the subscription agreements executed between Sponsor and the Forward Purchasers and the assignment and assumption agreement between Sponsor and Wejo Group Limited dated January 5, 2023, (i) there are no agreements or arrangement of any kind, contingent or otherwise, obligating the Shareholder to Transfer or cause to be Transferred any Subject Securities and (ii) no Person

8 has any contractual or other right or obligation to purchase or otherwise acquire any of such Subject Securities. Section 4.3 No Conflicts; Consents (a) The execution and delivery of this Agreement by such Shareholder does not, and the performance by such Shareholder of the obligations under this Agreement and the compliance by it with any provisions hereof do not and will not: (i) conflict with or violate any applicable Law applicable to such Shareholder, (ii) if such Shareholder is a corporation, contravene or conflict with, or result in any violation or breach of, any provision of any charter, certificate of incorporation, articles of association, by-laws, operating agreement or similar formation or governing documents and instruments of such Shareholder, or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Subject Securities pursuant to any Contract to which such Shareholder is a party or by which such Shareholder is bound, except, in the case of clause (i) or (iii), as would not reasonably be expected, either individually or in the aggregate, to impair the ability of such Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby. (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required by such Shareholder in connection with the execution and delivery of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby, except for compliance with applicable requirements of the Exchange Act or any other securities Laws and the rules and regulations promulgated thereunder. Section 4.4 Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the knowledge of such Shareholder, threatened against such Shareholder that would reasonably be expected to impair such Shareholder’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby. Section 4.5 Absence of Other Voting Agreement. Except for this Agreement, such Shareholder has not: (a) entered into any voting agreement, voting trust or similar agreement with respect to any Subject Securities or other equity securities of TKB owned by such Shareholder, or (b) granted any proxy, consent or power of attorney with respect to any Subject Securities (other than as contemplated by this Agreement). Section 4.6 No Finder’s Fees. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement based upon the arrangements made by or on behalf of such Shareholder in his, her or its capacity as such. Section 4.7 Reliance. Each Shareholder has been represented by or had opportunity to be represented by independent counsel, and that it or its authorized officers have carefully read and fully understand this Agreement and the Business Combination Agreement. Each Shareholder

9 understands and acknowledges that Wejo is entering into the Business Combination Agreement in reliance upon such Shareholder’s execution, delivery and performance of this Agreement. ARTICLE V REPRESENTATIONS AND WARRANTIES OF WEJO Wejo hereby represents and warrants to each Shareholder as follows: Section 5.1 Due Organization and Authorization. Wejo is duly organized, validly existing, and in good standing under the laws of Bermuda. Wejo has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Wejo have been duly authorized by all necessary action on the part of Wejo. This Agreement has been duly executed and delivered by Wejo and, assuming the due authorization, execution and delivery by the Shareholder, constitutes a valid and binding obligation of Wejo, enforceable against Wejo in accordance with its terms, except to the extent enforceability (a) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (b) is subject to general principles of equity, whether considered in a proceeding at law or in equity. Section 5.2 No Conflicts; Consents. (a) The execution and delivery of this Agreement by Wejo does not, and the performance by Wejo of the obligations under this Agreement and the compliance by Wejo with any provisions hereof do not and will not: (i) conflict with or violate any applicable Law applicable to Wejo, (ii) contravene or conflict with, or result in any violation or breach of, any provision of any charter, certificate of incorporation, articles of association, by-laws, operating agreement or similar formation or governing documents and instruments of Wejo, or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under any Contract to which Wejo is a party or by which Wejo is bound, except, in the case of clause (i) or (iii), as would not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Wejo to perform its obligations hereunder or to consummate the transactions contemplated hereby. (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required by or with respect to Wejo in connection with the execution and delivery of this Agreement or the consummation by Wejo of the transactions contemplated hereby, except for filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the consummation of the transactions contemplated hereby. ARTICLE VI TERMINATION

10 Section 6.1 Termination. This Agreement shall automatically terminate, and none of Wejo or any Shareholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of: (a) a written agreement between Wejo and each Shareholder to terminate this Agreement; (b) the Effective Time; (c) the date of any waiver, modification or amendment to the terms of the Business Combination Agreement that would cause the Business Combination Agreement, as amended, to be less favorable in any material respect to each Shareholder than the Business Combination Agreement as in effect on the date hereof; and (d) the valid termination of the Business Combination Agreement in accordance with its terms. The termination of this Agreement shall not prevent a party hereto from seeking any remedies (at law or in equity) against the other party hereto or relieve such party from liability for such party’s intentional and material breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of ARTICLE VII shall survive the termination of this Agreement. ARTICLE VII MISCELLANEOUS Section 7.1 Publication. Each Shareholder hereby permits TKB and Wejo to publish and disclose publicly such Shareholder’s identity and ownership of its Subject Securities and the nature of its commitments, arrangements and understandings pursuant to this Agreement in any announcement or disclosure required by the SEC or other Governmental Authority, the Joint Proxy Statement, the Registration Statement, any filing required under Section 13 or 16 of the Exchange Act or any other disclosure document in connection with the TKB Merger or any of the other transactions contemplated by the Business Combination Agreement, in each case as determined by TKB or Wejo (in their respective sole discretion) to be required to be disclosed. The Shareholder agrees to promptly give to TKB and Wejo any information as they may reasonably require for the preparation of any such disclosure documents. Each Shareholder hereby agrees to promptly notify TKB and Wejo of any required corrections with respect to any written information supplied by such Shareholder specifically for use in any such disclosure document, if and to the extent that any shall have come false or misleading in any material respect. Section 7.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Wejo any direct or indirect ownership or incidence of ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the applicable Shareholder, and Wejo shall have no authority to direct any Shareholder in the voting or disposition of any of the Subject Securities except as otherwise provided herein. Section 7.3 Fees and Expenses. Each party shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into and performance under this Agreement and the consummation of the transactions contemplated hereby and by the Business Combination Agreement. Section 7.4 Amendments, Waivers, etc. No provision of this Agreement may be amended, changed, supplemented or otherwise modified, except upon the execution and delivery of a written agreement executed by Wejo and each Shareholder. No provision of this Agreement

11 may be waived, except upon the execution and delivery of a written agreement executed by the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to demand compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance. Section 7.5 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), by electronic mail (notice deemed given upon transmission; provided that, electronic mail received after 6:00 p.m. Eastern Time shall be deemed received on the day following the date of transmission, and provided further that there is no return error message or other notification of non-delivery received by the sender), sent via facsimile (receipt confirmed) or sent by a nationally recognized overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): If to Wejo: Wejo Group Limited ABC Building, 21-23 Quay Street M3 4AE Manchester, United Kingdom Attention: Mina Bhama, General Counsel Email: mina.bhama@wejo.com with a copy (which shall not constitute notice) to: Skadden, Arps, Slate, Meagher & Flom (UK) LLP 40 Bank Street, Canary Wharf London E14 5DS, United Kingdom Attention: Denis Klimentchenko Email: denis.klimentchenko@skadden.com and if to a Shareholder, to it at the address set forth in Schedule I, or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above. Section 7.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Section 7.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

12 Section 7.8 Entire Agreement; Assignment. This Agreement, together with the Business Combination Agreement, constitutes the entire agreement between the parties hereto, with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof. This Agreement shall not be assigned (a) by any Shareholder by operation of law or otherwise without the prior written consent of Wejo or (b) by Wejo without the prior written consent of the Shareholders; provided, however, that Wejo may assign this Agreement to any of its Affiliates or any successor-in-interest, by operation of law or otherwise. Section 7.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, other than as contemplated under Section 6.1, Section 7.1 and Section 7.4, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Section 7.10 Interpretation. When a reference is made in this Agreement to an Article, a Section or Schedule, such reference shall be to an Article of, a Section of or Schedule to, this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to a Person are also to its permitted assigns and successors. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement. Whenever the last day for the exercise of any right or the discharge of any duty under this Agreement falls on a day other than a business day, the party having such right or duty shall have until the next business day to exercise such right or discharge such duty. Section 7.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. Section 7.12 Specific Performance; Submission to Jurisdiction. (a) The parties hereto agree that irreparable injury, for which monetary damages (even if available) would not be an adequate remedy, will occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this

13 Agreement by any other party, a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and any further equitable relief, this being in addition to any other remedy to which such party is entitled under the terms of this Agreement, at Law or in equity. The parties’ rights in this Section 7.12 are an integral part of the transactions contemplated hereby and each party hereby waives any objections to any remedy referred to in this Section 7.12 (including any objection on the basis that there is an adequate remedy at Law or that an award of such remedy is not an appropriate remedy for any reason at Law or equity). For avoidance of doubt, each party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any party. In the event any party seeks any remedy referred to in this Section 7.12, such party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy. (b) Each of the parties hereto irrevocably and unconditionally (i) consents to submit itself to the personal jurisdiction of the state or federal courts located in the State of New York, and any appellate court from any thereof, for the purpose of any action or proceeding arising out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the state or federal courts located in the State of New York, and any appellate court from any thereof and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such court. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each party irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 7.12 in the manner provided for notices in Section 7.5. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by applicable Law. Section 7.13 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF WEJO OR ANY SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.13. Section 7.14 No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship between any Shareholder and Wejo and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

14 Section 7.15 No Agreement Until Executed. This Agreement shall not be effective unless and until the Business Combination Agreement is executed and delivered by all parties thereto. Section 7.16 No Survival of Representations and Warranties. The respective representations and warranties of each Shareholder and Wejo contained herein shall not survive the closing of the transactions contemplated hereby and by the Business Combination Agreement. Section 7.17 Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page to this Agreement by electronic means, including docusign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

[Signature Page to Sponsor Voting Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written. WEJO GROUP LIMITED By: Name: Title: TKB SPONSOR I, LLC By: Name: Angela Blatteis Title: Manager By: Name: Greg Klein Title: Manager By: Name: Philippe Tartavull Title: Manager SHAREHOLDERS: By: Name: Frank Levinson By: Name: Michael Herson By: Name: Ryan O’Hara By: Name: William Zerella